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                                                                    EXHIBIT 10.8

                       MIDLAND OPTION EXERCISE AGREEMENT

                 NOTE:  SIGNATURE MUST BE PROVIDED BELOW AND ON
                           THE SCHEDULE OF OWNERSHIP.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.


To Midland Resources, Inc., a Texas corporation (the "Company"):

         The undersigned acknowledges that the attached Schedule of Ownership ("Ownership Schedule") is a true and complete list of all of the issued and outstanding options, other than Midland Exchange Stock Options (as such term is defined in the Agreement and Plan of Merger described below) to acquire shares of the common stock, par value $.001 per share, of the Company ("Options") granted to the undersigned pursuant to the Company's 1997 Board of Directors' Stock Incentive Plan, the 1995 Directors' Stock Option Plan, the 1996 Long-Term Incentive Plan or the 1994 Long-Term Incentive Plan (collectively, the "Midland Stock Plans") and that, except for Midland Exchange Options, if any, and as set forth herein, the undersigned does not have the right to acquire any stock in the Company or any options, warrants or other rights to acquire shares of capital stock of or equity interests in the Company, or similar securities or contractual obligations the value of which is derived from the value of an equity interest in the Company, or securities convertible into or exchangeable for capital stock of or equity interests in, or similar securities or contractual obligations of, the Company.

         The undersigned acknowledges that pursuant to Section 2.7(b)(iii) of the Agreement and Plan of Merger among Vista Resources Partners, L.P. ("Vista"), the Company, Vista Energy Resources, Inc. ("Newco") and Midland Merger Co. ("Merger Sub"), dated as of May 22, 1998, effective as of the consummation of the merger among Vista, the Company, Newco and Merger Sub (the "Effective Time"), each Option (other than Midland Exchange Stock Options) shall be assumed by Newco in the manner described in such section.

         The parties hereto agree that, effective as of the Effective Time, a "change of control" shall have occurred, upon which event all of the undersigned's Options that are still outstanding and not yet exercisable or are subject to restrictions shall become immediately exercisable and all restrictions shall be removed as of the Effective Time.

         Effective as of the Effective Time, the parties hereto agree that, if at any time after the Effective Time the undersigned is no longer employed by or engaged as a consultant for Newco or any subsidiary thereof, then the undersigned shall be eligible to exercise such Options for a period of 120 days after the date of such termination of employment or engagement; provided, however,
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that upon expiration of such 120-day period, all of the undersigned's Options that remain unexercised shall be automatically cancelled without any further action on the part of any party.

         This Agreement shall serve as an amendment to the terms and provisions of the Undersigned's Options to the extent that the terms and provisions of such Options are inconsistent with the terms and provisions of this Agreement.

                                            MIDLAND RESOURCES, INC.

                                            By:
                                                ------------------------------
                                            Name:
                                                  ----------------------------
                                            Title:
                                                   ---------------------------


                                            OPTION HOLDER

                                            By:
                                                ------------------------------
                                            Name:
                                                  ----------------------------
                                            Title:
                                                   ---------------------------


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                             SCHEDULE OF OWNERSHIP